UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2014 (April 30, 2014)

United Financial Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	001-35028	27-3577029
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Glastonbury Boulevard, Suite 200 Glastonbury, CT	06033
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 291-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 30, 2014, United Financial Bancorp, Inc., a Connecticut corporation formerly known as Rockville Financial, Inc. (the “Company”), completed its previously announced merger with legacy United Financial Bancorp, Inc., a Maryland corporation (“Legacy United Bancorp”).

For informational purposes, the Company is filing: (a) the audited financial statements of Legacy United Bancorp as of December 31, 2013 and 2012 and the years ended December 31, 2013, 2012 and 2011 (which financial statements were previously filed by Legacy United Bancorp in its Annual Report on Form 10-K for the fiscal year ended December 31, 2013) as Exhibit 99.1 to this Current Report on Form 8-K; (b) the unaudited consolidated financial statements of Legacy United Bancorp as of March 31, 2014 and December 31, 2013 and for the three months ended March 31, 2014 and 2013 as Exhibit 99.2 to this Current Report on Form 8-K; and (c) the unaudited pro forma combined condensed consolidated statement of income of the Company, reflecting the acquisition of Legacy United Bancorp, for the three months ended March 31, 2014 as Exhibit 99.3 to this Current Report on Form 8-K. Exhibits 99.1, 99.2 and 99.3 are incorporated herein by reference in their entirety.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

Number	Description

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1	Audited financial statements of Legacy United Bancorp as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011.

Exhibit 99.2	Unaudited financial statements of Legacy United Bancorp as of March 31, 2014 and December 31, 2013 and for the three months ended March 31, 2014 and 2013.

Exhibit 99.3	Unaudited pro forma condensed combined financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED FINANCIAL BANCORP, INC.
Registrant

Date:	August 29, 2014	By:	/s/ Eric R. Newell
Eric R. Newell
Executive Vice President/ Chief Financial Officer

Exhibit Index

Exhibit Number	Description

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1	Audited financial statements of Legacy United Bancorp as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011.

Exhibit 99.2	Unaudited financial statements of Legacy United Bancorp as of March 31, 2014 and December 31, 2013 and for the three months ended March 31, 2014 and 2013.

Exhibit 99.3	Unaudited pro forma condensed combined financial information.